UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2021 (January 22, 2021)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
6.25% Notes due 2023	NEWTI	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On January 22, 2021, Newtek Business Services Corp. (the “Company”) and U.S. Bank National Association (the “Trustee”), entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the Indenture, dated as of September 23, 2015, between the Company and the Trustee (the “Base Indenture”, and together with the Seventh Supplemental Indenture, the “Indenture”). The Seventh Supplemental Indenture relates to the Company’s issuance, offer and sale of $115,000,000 aggregate principal amount of its 5.50% notes due 2026 (the “Notes”).

The Notes will mature on February 1, 2026 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after February 1, 2022, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to the following amounts, plus accrued and unpaid interest to, but excluding, the redemption date: (1) 100% of the principal amount of the Notes to be redeemed plus (2) the sum of the present value of the scheduled payments of interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed from the redemption date until February 1, 2023, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if the Company redeems any Notes on or after February 1, 2023 (the date falling three years prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. The Notes bear interest at a rate of 5.50% per year payable on February 1, May 1, August 1 and November 1 of each year, commencing May 1, 2021.

The net proceeds the Company received from the sale of the Notes was approximately $111,287,500 based on a public offering price of $25 per Note, after deducting the underwriting discount and commissions payable by the Company and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the sale of the Notes to fund investments in debt and equity securities in accordance with its investment objective and strategies. The Company may use the net proceeds to fully or partially pay down, retire, or redeem certain of its outstanding indebtedness, including the outstanding 6.25% Notes due 2023 (the “2023 Notes”). As of January 12, 2021, the Company had approximately $57.5 million of aggregate principal amount outstanding, plus accrued interest, of 2023 Notes, which mature on March 1, 2023 and bear interest at a rate of 6.25%. The Company may also use the net proceeds for general corporate purposes, including making direct investments in portfolio companies.

The Notes will be the Company’s direct unsecured obligations and rank pari passu, or equal, with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-237974), the preliminary prospectus filed with the Securities and Exchange Commission on January 14, 2021, the pricing term sheet filed with the Securities and Exchange Commission on January 15, 2021 and the final prospectus supplement dated January 14, 2021. The transaction closed on January 22, 2021.

The foregoing descriptions of the Seventh Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Seventh Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.    Other Events.

On January 14, 2021, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe Bruyette & Woods, Inc., as representative of the several underwriters named in Schedule A thereto (the "Underwriters"), in connection with the issuance, offer and sale of the Notes. In addition, pursuant to the Underwriting Agreement, the Company granted an option to the Underwriters to purchase up to an additional $15,000,000 aggregate principal amount of the Notes, which the Underwriters fully exercised pursuant to a notice issued on January 21, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated January 14, 2021 by and among Newtek Business Services Corp. and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.
4.1	Seventh Supplemental Indenture dated of January 22, 2021 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee.
4.2	Form of 5.50 % Notes due 2026 (incorporated by reference to Exhibit 4.1 and Exhibit A therein).
5.1	Opinion of Eversheds Sutherland (US) LLP
23.1	Consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit 5.1)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: January 22, 2021	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated January 14, 2021 by and among Newtek Business Services Corp. and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.
4.1	Seventh Supplemental Indenture dated of January 22, 2021 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee.
4.2	Form of 5.50 % Notes due 2026 (incorporated by reference to Exhibit 4.1 and Exhibit A therein).
5.1	Opinion of Eversheds Sutherland (US) LLP
23.1	Consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit 5.1)